                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 1, 2007
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                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

  DELAWARE                               1-9125               11-2113382
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(State or Other Jurisdiction          (Commission           (IRS Employer
     of Incorporation)                File Number)        Identification No.)

                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2 (b) under the
         Exchange Act (17 CFR 240.14d-2 (b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4 (c) under the
         Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         In connection with its overall plan to reduce costs and improve profitability, the Company has reduced its headcount in Huntington Station, New
York and Jacksonville, Florida across several business areas, primarily in manufacturing. On November 21, 2006, the Company filed a Current Report on Form
8-K disclosing this plan and reporting that, on November 16, 2006, the Company terminated 14 employees and an additional 12 employees accepted voluntary retirement. During the period from November 17, 2006 through and including
February 1, 2007, the Company terminated 19 additional employees and three additional employees accepted voluntary retirement. In all, through February 1,
2007, the Company has reduced its headcount by 86 employees through these terminations and planned attrition. The Company estimates that the costs associated with this action, including severance and other termination benefits, is approximately $235,000. The Company believes that this action should result in cumulative net savings to the Company on an annualized basis of more than
$2,000,000. This savings is net of the cost associated with a new manufacturing initiative utilizing the services of a third party contract manufacturer in
Costa Rica to provide finishing and assembly operations for certain of the
Company's products.

         As noted above, the reduction in workforce is part of an overall plan to reduce costs and improve profitability. Over the past several years, the
Company has been taking steps to streamline and automate its manufacturing processes. As a result of these efforts and other measures (including, the new manufacturing initiative in Costa Rica), the Company believes that, at the present time, it can provide its high quality products to its customers in the timeframes that they require with a smaller, more efficient workforce in
Huntington Station and Jacksonville. The Company believes that the reduction in headcount, together with other cost-cutting measures employed and to be employed by the Company, will enable the Company to improve profitability without a reduction in capacity, product quality or quality of service.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN TECHNICAL CERAMICS CORP.
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                                          (Registrant)

                                                /S/ ANDREW R. PERZ
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Date:    February 6, 2007                         Andrew R. Perz
                                             Vice President - Finance
                                         (Principal Accounting Officer)